Business combinations	12 Months Ended
Dec. 31, 2021
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Disclosure for business combinations	Business Combination
In 2021 Constellation Pharmaceuticals, Inc., Cambridge, Massachusetts, USA and its 100% subsidiary Constellation Securities Corp., Cambridge, Massachusetts, USA, (both together "Constellation") was acquired via a cash tender offer. In this transaction, MorphoSys Development Inc. acquired the shares in Constellation. Following the acquisition, Constellation Pharmaceuticals, Inc. was merged into MorphoSys Development Inc. Constellation Pharmaceuticals, Inc. remained from this merger.
As a clinical stage biopharmaceutical company, Constellation's business activities uses its expertise in epigenetics to discover and develop novel therapeutics that address serious unmet medical needs in patients with various forms of cancer. As of the date of the acquisition Constellation does not generate any revenues.
The cash tender offer, that started on June 16, 2021, to acquire all outstanding shares of Constellation for US$ 34.00 per share (equivalent to € 28.79) expired at the end of July 14, 2021. A total of 42,811,957 shares with a total value of US$ 1,456 million (equivalent to € 1,233 million) were acquired under this offer by MorphoSys Development Inc. (Dover, Delaware, USA). This represented about 89% of Constellation’s total outstanding 48,094,531 shares. The remaining shares, representing approximately 11% of the total outstanding shares, were also acquired after the merger in the context of an automatic squeeze-out procedure on July 15, 2021, at the same price per share in the amount of US$ 34.00 (equivalent to € 28.79). A total purchase price of US$1,635.2 million (€ 1,384.7 million) was paid in cash for the acquisition of the shares.
The acquisition of Constellation was financed with the cash inflows received from Royalty Pharma in the amount of US$1,425.0 million (equivalent to €1,300.0 million) as well as with cash and other financial assets from MorphoSys and Constellation. For further information on cash inflows from Royalty Pharma, refer to Note 5.19. This transaction had multiple objectives, including the acceleration of the growth strategy and expansion of the clinical pipeline in hematology/oncology. The acquisition date for accounting purposes is July 15, 2021, from which date Constellation and its sole subsidiary Constellation Securities Corp. have been fully consolidated into the MorphoSys Group.
In the period from acquisition to December 31, 2021, Constellation contributed revenues of € 0.0 million and a loss of € 60.4 million to the Group's net loss. This loss does not contain the impairment of goodwill. If the acquisition had occurred on January 1, 2021, the consolidated pro-forma net loss for 2021 would have been € 645.7 million. The pro-forma net loss for 2021 includes the impairment of goodwill. In determining this amount, management assumed that the preliminary fair value adjustments to the acquired assets at the acquisition date would also have been valid in the event of an acquisition on January 1, 2021.
As of July 15, 2021, the acquired assets and liabilities resulting from the acquisition included the following items.

in 000' €	Fair Value
Cash and Cash Equivalents	178,090
Other Financial Assets	118,909
Property, Plant and Equipment	1,572
In-process R&D Programs	719,399
Deferred Tax Asset	145,900
Prepaid Expenses and Other Assets	10,971
Accounts Payable and Accruals	-147,791
Tax Liabilities	-33
Deferred Tax Liability	-183,878
Fair Value of Identifiable Net Assets and Liabilities	843,139
Goodwill on Acquisition Date	541,561
Consideration Paid	1,384,700
Cash and Cash Equivalents Acquired	-178,090
Net Cash Outflow	1,206,610
The goodwill is attributable to several preclinical programs, especially for further indications of the main compounds pelabresib, CPI-0209 other small molecules being in a very early stage of the preclinical development as well as workforce. Potential future cash inflows, resulting solely from the commercialization of the drug candidates will be recognized by Constellation. Hence, Constellation is expected to benefit from the synergies of the business combination and therefore the Goodwill was allocated to this group of cash-generating units.
Goodwill is not expected to be deductible for income tax purposes.
In the context of the acquisition of Constellation directly attributable transaction costs in the amount of €19.2 million were incurred and expensed as general and administrative in 2021.
The following amount of goodwill was recognized as a result of the acquisition.

in 000' €
Consideration Paid	1,384,700
Fair Value of Identifiable Net Assets and Liabilities	843,139
Goodwill	541,561
The following table shows the effects on goodwill recognized in financial year.

in 000' €
Balance as of January 1, 2021	0
Initial Recognition	541,561
Impairment	(230,715)
Exchange differences	23,108
Balance as of December 31, 2021	333,955
In addition, the following agreements, which are not attributable to the business combination and therefore not part of the purchase price, were concluded:
1.Royalty Purchase and Revenue Participation Agreements with Royalty Pharma
The acquisition of Constellation also triggered the enforcement of the royalty purchase agreement and the revenue participation agreement with Royalty Pharma on July 15, 2021. The agreements primarily serve to finance the acquisition of Constellation and to further develop the MorphoSys and Constellation product pipelines. Please refer to section "5.19 Financial liabilities for future payments to Royalty Pharma" for details of the contractual content and accounting effects.
2.Development Funding Bond Agreement with Royalty Pharma
On July 15, 2021, the development funding bond agreement with Royalty Pharma became effective. Under the terms of this agreement, MorphoSys must draw at least US$150.0 million (equivalent to €127.0 million) and can draw down a maximum of US$350.0 million (equivalent to €296.4 million) within one year. Repayment will be made at 2.2 times the amount drawn according to a fixed payment schedule within ten years and nine months after the first drawdown without any repayment in the first two years after a drawdown. To date, no partial amount of the bond has been called.
3.Share-based payment programs for employees
Constellation has implemented several share-based employee incentive plans ("Plans") in previous years. These grant beneficiaries options, stock appreciation rights ("SARs"), restricted stock, restricted stock units and other stock-based awards ("Awards"), depending on the underlying contract. Beneficiaries are "all employees, officers and directors of Constellation and consultants to the Company (as defined and interpreted under the Securities Act of 1933, as amended) who are eligible to receive Awards under the Plans. These Plans specify that in the event of certain other events, such as "reorganization events," the Management Board may grant beneficiaries a cash payment in respect of any Award in exchange for the termination of the Award. The acquisition of Constellation by MorphoSys is considered to be such a reorganization event within the meaning of the program, which triggered the change-of-control clause. For the allocation of the awards to the beneficiaries, Constellation recognized a liability in the closing balance sheet as of July 14, 2021 to the beneficiaries of US$84.9 million (€71.9 million), which was settled in cash in August 2021.
4.Retention and Severance Agreements to certain employees
Constellation has offered certain employees in key positions staggered retention bonuses depending on the term in order to bind them to the company at least for a certain period of time. Expenses totaling €5.7 million were recognized for this until December 31, 2021 in Constellation's statement of profit or loss. In contrast, certain employees were offered severance payments in order to achieve an early termination of the employment relationship; expenses totaling €7.3 million were recognized for this until December 31, 2021.

5. Milestone Payment to the Leukemia & Lymphoma Society (LLS-Milestone)
Under a research, development and commercialization agreement entered into in 2012 with the Leukemia & Lymphoma Society, New York, U.S.A. ("LLS"), Constellation received research grants in the past for certain research and development activities. The agreement requires Constellation to make repayments to LLS upon the achievement of certain milestones. The acquisition of Constellation by MorphoSys meets the requirement of such a milestone and triggered a payment to LLS in the amount of US$7.4 million (€6.3 million). Constellation therefore recognized a liability in the closing balance sheet as of July 14, 2021 to LLS.